UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2018

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note: This Amendment No. 1 (the “Amendment”) amends the Current Report on Form 8-K of Chesapeake Energy Corporation, originally filed with the Securities and Exchange Commission on August 20, 2018 (the “Original Filing”). The purpose of this Amendment is to correct a clerical error in the Original Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2018, the Board of Directors (the “Board”) of Chesapeake Energy Corporation (the “Company”) appointed Mark A. Edmunds to the Board. Mr. Edmunds will serve on the Audit Committee and Compensation Committee of the Board.

Upon Mr. Edmunds’ appointment as a non-employee director, Mr. Edmunds will receive the standard annual benefits paid to each non-employee director, including: (i) an annual retainer of $100,000, paid quarterly in installments; and (ii) an annual grant of restricted stock units with a value of approximately $250,000, issued pursuant to the Company’s 2014 Long Term Incentive Plan. Mr. Edmunds will receive prorated cash and restricted stock unit awards for the remainder of 2018.

In connection with his appointment, the Company and Mr. Edmunds will enter into the Company's standard indemnity agreement for officers and directors.

There are no arrangements or understandings between Mr. Edmunds and the Company or any other person pursuant to which Mr. Edmunds was appointed as a director of the Company. Mr. Edmunds is not related to any officer or director of the Company. There are no transactions or relationships between Mr. Edmunds and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	SEC File Number	Exhibit	Filing Date

10.1	Form of Indemnity Agreement for officers and directors of Chesapeake and its subsidiaries	8-K	001-13726	10.3	6/27/2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date: August 21, 2018